Goodwill and Intangible Assets	12 Months Ended
Mar. 31, 2022
Reconciliation of changes in intangible assets and goodwill [abstract]
Goodwill and Intangible Assets [Text Block]

13. Goodwill and Intangible Assets

	Intangible Assets	Goodwill	Total

Balance, March 31, 2020	$-	$-	$-
Additions- Quebec Acquisition	872,545	-	872,545
Amortization	(268,475)	-	(268,475)
Balance, March 31, 2021	$604,070	$-	$604,070
Additions- Atlantic Acquisition	696,192	13,154,585	13,850,777
Amortization	(789,225)	-	(789,225)
Impairment	(175,443)	(13,154,585)	(13,330,028)
Balance, March 31, 2022	$335,594	$-	$335,594

The Company amortized its intangible assets over its term and recorded $789,225 of amortization to costs of sales (March 31, 2021: $268,475), Goodwill is not amortized, but tested at least annually for impairment.

The Company tested the goodwill arising from the acquisition of Atlantic acquisition for impairment which is allocated to its cash generating unit (CGU). The recoverable amount of CGU was determined based on fair value less costs to dispose calculations which require the use of assumptions. The calculations use cash flow projections based on financial forecasts approved by management covering a five-year period using the estimated assumptions described below:

  Bitcoin prices were forecasted over the forecast period and using a Monte Carlo simulation model. If revenues were adjusted down by 5% the impairment charge will change by $5 million.

  The discount rate was calculated based on market participant factors. Changes in the discount rate by +/- 5% would adjust the impairment charge by $5.5 million.

As a result, the Company recorded and impairment of $13,154,585 to goodwill, and $175,443 to acquired intangible assets.